SECTION 1350 CERTIFICATION



     To my knowledge, this report on Form 10-Q (the "Report") for Tri-County Financial Corporation (the "Company") for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

                                        TRI-COUNTY FINANCIAL CORPORATION

                                      By:/s/Michael L. Middleton
                                         ---------------------------------------
                                         Michael L. Middleton
                                         President and Chief Executive Officer



                                      By:/s/ William J. Pasenelli
                                         ---------------------------------------
                                         William J. Pasenelli
                                         Executive Vice President and Chief
                                          Financial Officer

Date:  November 12, 2003